 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Evolus, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2023. At the Annual Meeting the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 to 200,000,000 (the “Authorized Share Increase”).

A Certificate of Amendment to the Company's Restated Certificate of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware to effect the Authorized Share Increase on June 12, 2023.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on June 9, 2023, the stockholders of the Company voted on three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 8, 2023. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected each of Simone Blank and Brady Stewart as Class II Directors for a three-year term ending at the Annual Meeting of Stockholders to be held in 2026 and until each of their successors has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II Directors were as follows:

Nominee	Term Expiring	For	Withhold	Broker Non-Vote
Simone Blank	2026	33,988,143	2,408,155	10,092,887
Brady Stewart	2026	34,033,280	2,363,018	10,092,887

Proposal 2: As described above, the stockholders of the Company approved the Authorized Shares Increase. The results of the stockholders’ vote with respect to such approval were as follows:

For	Against	Abstain
45,460,597	965,182	63,406

Proposal 3: The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
46,277,684	208,081	3,420

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: June 14, 2023	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer